Form N-CSR Item 12(b) Exhibit
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Series Trust (the “Trust”) that:
(a)	the Semi-Annual Report of the Trust on Form N-CSR for the period ended June 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust for such period.
A signed original of this written statement required by section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.
Eaton Vance Series Trust
Date: August 12, 2009

/s/ Barbara E. Campbell

Barbara E. Campbell Treasurer
Date: August 12, 2009

/s/ Duncan W. Richardson

Duncan W. Richardson President